FOURTEENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTEENTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of April 21, 2020, is among Lilis Energy Inc., a Nevada corporation (the “Borrower”), certain Subsidiaries of the Borrower (the “Guarantors”), BMO Harris Bank N.A. (“BMO”), as Administrative Agent for the Lenders, and the other Lenders from time to time party hereto.
Recitals
A.    WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of October 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    WHEREAS, the Borrower has informed the Administrative Agent that the Borrower may be unable to satisfy (i) the leverage ratio covenant in Section 9.01(a) of the Credit Agreement as of the fiscal quarter ended March 31, 2020 (the “March 31, 2020 Leverage Ratio”) and (ii) the current ratio covenant in Section 9.01(b) of the Credit Agreement as of the fiscal quarter ended March 31, 2020 (the “March 31, 2020 Current Ratio”) and the Borrower has requested that the Lenders consent to a waiver of the requirement to comply with the March 31, 2020 Leverage Ratio and March 31, 2020 Current Ratio (collectively, the “Financial Covenant Waiver Request”).
C.    WHEREAS, the Borrower has notified the Administrative Agent of Liens on certain Properties of the Loan Parties as of the date hereof, and such Liens have caused an Event of Default arising under Section 10.01(d) of the Credit Agreement as a result of the failure by the Borrower to observe Section 9.03 of the Credit Agreement (the “Lien Covenant”) in connection with such Liens (the “Lien Covenant Event of Default”), and the Borrower has requested that the Lenders (i) waive the Lien Covenant Event of Default and (ii) notwithstanding the Lien Covenant, consent to the existence of certain other Liens imposed by law of the type that would be permitted under clause (c) of the definition of “Excepted Liens” in the Credit Agreement but for certain actions taken, or being taken, by the Loan Parties, in each case until June 5, 2020 (collectively, the “Lien Waiver and Consent Request” and, collectively with the Financial Covenant Waiver Request, the “Waiver and Consent Requests”).
D.    WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this Amendment to, among other things, grant an extension of the next scheduled Borrowing Base Deficiency Payment currently scheduled to occur on April 21, 2020 as further set forth herein.
E.    WHEREAS, pursuant to Section 12.04(b)(ii)(E) of the Credit Agreement any assignment of a Lender’s rights and obligations to an Affiliate of the Borrower is not permitted. Pursuant to Section 12.04(b)(i)(B) of the Credit Agreement, any assignment of a Lender’s rights and obligations to a Person other than to an existing Lender requires the prior written consent of the Administrative Agent.
F.    WHEREAS, the Borrower and the Affiliated Lender (defined below) have requested that (i) the Administrative Agent and the Lenders consent to a waiver of Section 12.04(b)(ii)(E) of the Credit Agreement to the extent that it relates to an assignment of no greater than 27% of the aggregate principal amount of the Loans and Commitments to Värde Investment Partners, L.P. (the “Affiliate Lender Consent”) and (ii) the Administrative Agent consent pursuant to Section 12.04(b)(i)(B) of the Credit Agreement to the

assignment of such Loans. The Administrative Agent and the Lenders, as applicable, have agreed to consent to such assignment and the Affiliate Lender Consent, as applicable, subject to making certain amendments to the Credit Agreement as further set forth herein.
G.    WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to postpone the May 1, 2020 Scheduled Redetermination and make certain other amendments to the Credit Agreement as set further forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, which include all of the Lenders party to the Credit Agreement, agree as follows:
Section 1Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed to such term in the Credit Agreement.

Section 2Waiver and Consent. Subject to the occurrence of the Effective Date , the Borrower hereby requests, and the Administrative Agent and the Lenders hereby agree to, the (a) Waiver and Consent Requests and (b) Affiliate Lender Consent. The request for, and agreement to give, the Lien Waiver and Consent Requests is not an admission by the Borrower, the Administrative Agent or any Lender of the validity, priority or amount of the Liens that have purported to cause the Lien Covenant Event of Default, and such parties rights and defenses as to such Liens are hereby fully reserved.

Section 3Amendments. Subject to the occurrence of the Effective Date, the following amendments to the Credit Agreement shall be made:
3.1Amendment to Section 1.02.

(a)The following definitions are hereby added to the Credit Agreement in their entirety where alphabetically appropriate, in each case, to read as follows:

“Affiliated Lender” means (a) any Person to the extent it owns or holds, directly or indirectly, or its Affiliate owns or holds, directly or indirectly, any Equity Interest of the Borrower or any of its Subsidiaries, (b) Värde Investment Partners, L.P. and (c) any Person that acquires rights and obligations under this Agreement from any of the Persons described in the foregoing clauses (a) and (b), including any successor or assigns of any such Person.
“June 2020 Redetermination” has the meaning assigned to such term in Section 2.07(b).
“Non-Affiliated Lender” means any Lender that is not an Affiliated Lender.
(b)The definition of “Indebtedness” in the Credit Agreement is hereby amended by replacing the reference to “April 21, 2020” with “June 5, 2020”.

(c)The definition of “Majority Lenders” in the Credit Agreement is hereby amended by adding the following proviso at the end thereto:

; provided that to the same extent set forth in Section 12.04(b)(ii)(G) with respect to determination of Majority Lenders, the Commitments, Loans and participation interests in Letters of Credit of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Majority Lenders.
(d)The definition of “Required Lenders” in the Credit Agreement is hereby amended by adding the following proviso at the end thereto:

; provided that to the same extent set forth in Section 12.04(b)(ii)(G) with respect to determination of Required Lenders, the Commitments, Loans and participation interests in Letters of Credit of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Lenders.
3.2Amendment to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended as follows:

(a)Section 2.07(b) of the Credit Agreement is hereby amended and restated to read as follows:

The Borrowing Base shall be redetermined on or about June 5, 2020 (the “June 2020 Redetermination”) and thereafter, semi-annually on or about May 1st and November 1st of each year, in each case in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank(s) and the Lenders on the date of such applicable redetermination. At any time after the June 2020 Redetermination, (i) the Borrower may, by notifying the Administrative Agent thereof, one time between any Scheduled Redetermination, elect to cause the Borrowing Base to be redetermined in accordance with this Section 2.07, and (ii) the Administrative Agent may, or at the direction of the Required Lenders shall, by notifying the Borrower thereof, one time between any Scheduled Redetermination, elect to cause the Borrowing Base to be redetermined (collectively with the Borrower’s right set forth in clause (i), an “Interim Redetermination”) in accordance with this Section 2.07.
(b)Section 2.07(d)(i) of the Credit Agreement is hereby amended and restated to read as follows:

(i)    in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and Section 8.12(c) in a timely and complete manner, then on or about June 5, 2020 and thereafter on or about November 1st or May 1st of each year, as applicable, following such notice (or as soon as possible thereafter, pursuant to the procedures set forth in Section 2.07(c)(iii)) and (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and Section 8.12(c) in a timely and complete manner, then on the Business Day next succeeding delivery of such New Borrowing Base Notice; and
3.3Amendment to Section 3.04. Section 3.04 of the Credit Agreement is hereby amended as follows:
(a)Section 3.04(c)(ii)(B)(1) of the Credit Agreement is hereby amended by replacing each reference to “April 21, 2020” with “June 5, 2020”.

(b)By adding the following new clause (e) at the end thereof:

(e) Application of Prepayments After Event of Default. Notwithstanding anything in this Agreement to the contrary, upon the occurrence and continuation of an Event of Default, each prepayment of Borrowings pursuant to Section 3.04 shall be applied in accordance with Section 10.02(c).
3.4Amendment to Section 4.01. Section 4.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, upon the occurrence and continuation of an Event of Default the obligations and requirements set forth in this Section 4.01 shall be subject to the requirements set forth in Sections 10.02(c), (d) and (e).
3.5Amendment to Section 10.02(c). Section 10.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)All proceeds realized from the liquidation or other Disposition of, or collection on, Collateral and any other amounts (whether in cash or otherwise) received by the Administrative Agent or any Secured Party after the occurrence and continuation of an Event of Default and/or maturity of the Loans, whether from the Borrower, another Loan Party, by acceleration or otherwise, shall be applied:

(i)first, to payment or reimbursement of that portion of the Secured Obligations constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such;

(ii)second, pro rata to payment or reimbursement of that portion of the Secured Obligations constituting fees, expenses and indemnities payable to the Non-Affiliated Lenders;

(iii)third, pro rata to payment of accrued interest on the Loans payable to the Non-Affiliated Lenders (including any interest accruing after the commencement of an insolvency proceeding, regardless of whether allowed or allowable in such proceeding);

(iv)fourth, pro rata to payment of principal outstanding on the Loans, Secured Obligations referred to in clause (b) and (c) of the definition of Secured Obligations and LC Disbursements payable to the Non-Affiliated Lenders;

(v)fifth, pro rata to payment of any other Secured Obligations payable to the Non-Affiliated Lenders;

(vi)sixth, to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure;

(vii)seventh, to pro rata (A) payment or reimbursement of the portion of Secured Obligations constituting fees, expenses, and indemnities payable to any Affiliated Lender, (B) payment of accrued interest on the Loans payable to any Affiliated Lender (including any interest accruing after the commencement of an insolvency proceeding, regardless of whether allowed or allowable in such proceeding), (C) payment of principal outstanding on the Loans, Secured Obligations referred to in clause (b) and (c) of the definition of Secured Obligations, and LC

Disbursements payable to any Affiliated Lender, and (D) payment of any other Secured Obligations payable to any Affiliated Lender; and
(viii)eighth, any excess, after all of the Secured Obligations shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

3.6Amendment to Section 10.02. Section 10.02 of the Credit Agreement is hereby amended by adding the following new clause (d), (e) and (f):

(d)To the extent any securities or debt instruments are distributed, issued or assigned to the Lenders (or to the Administrative Agent on behalf of the Lenders) on account of or in full or partial satisfaction of the Secured Obligations, including any securities or debt instruments distributed to or on behalf of the Lenders as part of an insolvency proceeding of a Loan Party or issued to or on behalf of the Lenders by an acquisition vehicle established to credit bid the Secured Obligations for the assets of the Loan Party, unless otherwise agreed by the Required Lenders, (i) the securities or debt instruments issued or distributed to or on account of Non-Affiliated Lenders shall have priority in right of payment over the securities or debt instruments issued or distributed to or on account of Affiliated Lenders in a manner consistent with the foregoing clause (c) of this Section 10.02 and (ii) to the extent such securities or debt instruments do not incorporate such payment priority, the Affiliated Lenders shall turnover all proceeds or distributions from or on account of such securities or debt instruments to the Administrative Agent and the Administrative Agent shall apply such amounts in the order of priority set forth in clause (c) of this Section 10.02.

(e)    Unless until the Secured Obligations described in clauses first through sixth of Section 10.02(c) are indefeasibly paid in full and in cash in accordance with such priorities, any Collateral, proceeds thereof or other amount received by a Non-Affiliated Lenders on account of or in satisfaction of its Secured Obligations shall be segregated and held in trust for the benefit of, and promptly turned over to, the Administrative Agent along with all necessary endorsements and the Administrative Agent shall apply such Collateral, proceeds or other amounts in accordance with Section 10.02(c).
(f)    Without limiting the generality of the foregoing, this Section 10.02 is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. Amounts applied pursuant to clauses first through eighth of Section 10.02(c) are to be applied, for the avoidance of doubt, in the order required by such clauses until the indefeasible payment in full in cash of the applicable Secured Obligations referred to in the applicable clause.
3.7Amendment to Section 12.04(b)(ii). Section 12.04(b)(ii) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (D) and (b) inserting the following new clauses (F) and (G):
(F)in case of an assignment to an Affiliated Lender, (1) after giving effect to such assignment and to all other assignments with all Affiliated Lenders, the aggregate principal amount of all Loans and Commitments then held by all Affiliated Lenders shall not exceed 27% of the aggregate unpaid principal amount of the Commitments, Loans and participation interests in Letters of Credit then outstanding (determined at the time of such purchase), (2) in the event that any proceeding under the Bankruptcy Code shall be instituted by or against the Borrower or any other Guarantor, each Affiliated Lender shall acknowledge and agree that they are each “insiders”

under Section 101(31) of the Bankruptcy Code and, as such, the claims associated with the Loans and Commitments owned by it shall not be included in determining whether the applicable class of creditors holding such claims has voted to accept a proposed plan for purposes of Section 1129(a)(10) of the Bankruptcy Code unless the plan in question affects any Affiliated Lender’s economics or rights and obligations in a disproportionately adverse manner than its effect on the other Lenders in a manner inconsistent with this Agreement, and (3) such Affiliated Lender (w) will not receive information, reports and other materials prepared by the Administrative Agent or its consultants or advisors and shared with the Administrative Agent and the Lenders who are not Affiliated Lenders other than notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders, (x) will not be permitted to attend or participate in (or receive any notice of) Lender meetings or conference calls, unless the Administrative Agent determines otherwise (in its sole discretion) that the Affiliated Lender does not have a conflict of interest as to the subject matter of such meeting or conference call notwithstanding its status as an Affiliate of the Borrower, (y) will not be entitled to challenge the Administrative Agent’s and the Lenders’ attorney-client privilege as a result of their status as an Affiliated Lender and (z) will not be entitled to receive advice of counsel to the Administrative Agent, any other Lender, financial advisors or another other consultants or advisors to the Administrative Agent or another Lender; and

(G)notwithstanding anything in Section 12.02 or the definition of “Required Lenders” or “Majority Lenders” to the contrary, for purposes of determining whether the Required Lenders or Majority Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom (unless the action in question affects any Affiliated Lenders’ economics or rights and obligations under the Loan Documents in a disproportionately adverse manner than its effect on the other Lenders), or any plan of reorganization pursuant to the Bankruptcy Code, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and:

(1)all Commitments, Loans and participation interests in Letters of Credit held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders or Majority Lenders have taken any actions; and

(2)all Commitments, Loans and participation interests in Letters of Credit held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether all Lenders have taken any action unless the action in question affects such Affiliated Lender’s economics or rights and obligations under the Loan Documents in a disproportionately adverse manner than its effect on Non-Affiliated Lenders.
(3)
Section 4Conditions Precedent to Effective Date. This Agreement shall become effective on the date (such date, the “Effective Date”) when each of the following conditions is satisfied (or waived) in accordance with the terms herein:

4.1The Administrative Agent and the Lenders, shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses (if any) required to be reimbursed or paid by the Borrower under Section 12.03 of the Credit Agreement (including, the fees, charges and disbursements of

Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent and other advisors to the Administrative Agent in accordance therewith (if any)).

4.2The Administrative Agent shall have received from the Borrower, each Guarantor, and each Lender, counterparts of this Agreement signed on behalf of such Persons.

4.3As of the Effective Date, after giving effect to this Agreement, (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

4.4That certain Assignment and Assumption, dated as of April 21, 2020, between the Citigroup Financial Products Inc., as assignor, and Värde Investment Partners, L.P., as assignee, shall have been consummated, or shall be consummated substantially concurrently with the effectiveness of this Amendment, and shall be in full force and effect and be valid, binding and enforceable in accordance with its terms and as a result Värde Investment Partners, L.P. shall have become, or shall become substantially concurrently with the effectiveness of this Amendment, an Affiliated Lender (as defined herein) holding Loans in an aggregate principal amount of $25,723,684.21 and Commitments of $25,723,684.21.

Each party hereto hereby authorizes and directs the Administrative Agent to declare the this Agreement to be effective (and the Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5Miscellaneous.

5.1.Limitation of Waivers. The consents, waivers, amendments and agreements contained herein, shall not be a consent, waiver or agreement by the Administrative Agent or the Lenders of any Defaults or Events of Default, as applicable, which may exist (other than, for the avoidance of doubt, with respect to the March 31, 2020 Leverage Ratio, March 31, 2020 Current Ratio and Lien Covenant) or which may occur in the future under the Credit Agreement or any other Loan Document, or any future defaults of the same provision waived hereunder (collectively, “Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document, as the case may be, with respect to any Violations, (b) except as set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument, as applicable. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.

5.2.Confirmation. The provisions of the Credit Agreement shall remain in full force and effect following the Effective Date.

5.3.Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including, without limitation, the Guaranteed Liabilities) and agrees that each Loan Document remains in full force and effect as expressly amended hereby, (c) certifies to the Lenders, on the Effective Date, as applicable, that, after giving effect to this Agreement and the amendments and transactions occurring on the Effective Date, (i) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct), except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing, (d) acknowledges that it is a party to certain Security Instruments securing the Secured Obligations and agrees that according to their terms the Security Instruments to which it is a party will continue in full force and effect to secure the Secured Obligations under the Loan Documents, as the same may be amended, supplemented or otherwise modified, and (e) hereby authorizes and directs any Secured Party which is a deposit bank at which accounts of any Loan Party are held to deliver to the Administrative Agent a report reflecting the balances of such accounts of the Loan Parties, as may be requested by the Administrative Agent.

5.4.Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed a signature page of this Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

5.5.No Oral Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreement with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreement and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6.GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.7.Payment of Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.03 of the Credit Agreement. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

5.8.Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.9.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with Section 12.04 of the Credit Agreement.

5.10.Loan Documents. This Agreement is a Loan Document.

5.11.GENERAL RELEASE.

a.AS PART OF THE CONSIDERATION FOR THE LENDERS’ AND THE ADMINISTRATIVE AGENT’S EXECUTION OF THIS AGREEMENT, EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, PARTNERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY FOREVER, FULLY, UNCONDITIONALLY, AND IRREVOCABLY RELEASES, WAIVES, AND FOREVER DISCHARGES THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND EACH OF THEIR SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS AND OTHER PROFESSIONALS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, DEMANDS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DAMAGES, COSTS, ATTORNEYS’ FEES, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, DEFENSES, COUNTERCLAIMS, SETOFFS, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION UNDER ANY LOAN DOCUMENT BY ANY LENDER OR THE ADMINISTRATIVE AGENT OR ANY OTHER RELEASEE PRIOR TO THE DATE HEREOF (COLLECTIVELY, THE “CLAIMS”). EACH LOAN PARTY FURTHER AGREES THAT IT SHALL NOT COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY CLAIM. FURTHERMORE, EACH OF THE RELEASING PARTIES HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED AND/OR DISCHARGED BY THE RELEASING PARTIES PURSUANT TO THIS SECTION 5.11. IN ENTERING INTO THIS AGREEMENT, EACH OF THE RELEASING PARTIES HAS CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF.

b.THE PROVISIONS OF THIS SECTION 5.11 SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE REPAYMENT OR PREPAYMENT OF ANY OF THE LOANS, OR

THE TERMINATION OF THE CREDIT AGREEMENT, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF.

c.EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Effective Date.

BORROWER:	LILIS ENERGY, INC.

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Chief Executive Officer, President and Chief Financial Officer
GUARANTORS:	BRUSHY RESOURCES, INC.
HURRICANE RESOURCES LLC
IMPETRO OPERATING LLC
LILIS OPERATING COMPANY, LLC
IMPETRO RESOURCES, LLC

Each By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Chief Executive Officer, President and Chief Financial Officer

Fourteenth Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent, and a Lender

By:        /s/ Melissa Guzmann
Name:    Melissa Guzmann
Title:    Director

Fourteenth Amendment to Second Amended and Restated Credit Agreement

LENDERS:	TRUIST BANK, as successor in Merger to SUNTRUST BANK, as a Lender

By:     /s/ William S. Krueger
Name:    William S. Krueger
Title:    Senior Vice President

Fourteenth Amendment to Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Michael P. Robinson
Name:    Michael P. Robinson
Title:    Vice President

Fourteenth Amendment to Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Didier Siffer
Name:    Didier Siffer
Title:    Authorized Signatory

By: /s/ Megan Kane
Name:    Megan Kane
Title:    Authorized Signatory

Fourteenth Amendment to Second Amended and Restated Credit Agreement

Acknowledged and agreed, solely after the occurrence of the Assignment and Assumption referenced in Section 4.4 of this Agreement and the occurrence of the Effective Date, by:
VÄRDE INVESTMENT PARTNERS, L.P., as an Affiliated Lender
By Värde Investment Partners G.P., L.P., Its General Partner
By Värde Investment Partners UGP, LLC, Its General Partner
By Värde Partners, L.P., Its Managing Member
By Värde Partners, Inc., Its General Partner
By:    /s/ Markus Specks
Name:    Markus Specks
Title:    Managing Director

Fourteenth Amendment to Second Amended and Restated Credit Agreement